SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            ARMSTRONG HOLDINGS, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

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(4) Date Filed:

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
                             ARMSTRONG HOLDINGS INC.
                          DISTRIBUTES PROXY STATEMENTS

CONDENSED VERSION

Employees who are shareholders of Armstrong Holdings Inc. (AHI) have begun receiving information about a special shareholder meeting of AHI shareholders which will take place in New York City on December 3, 2003. The information includes a proxy statement, proxy card and a booklet about the Plan of Reorganization (POR) for Armstrong World Industries, Inc. (AWI). It is important to recognize that we are employees of AWI or one of its subsidiaries, and the vote on AHI' dissolution will not affect our AWI employee or retiree benefits - including pensions, health care coverage, etc.

The purpose of this meeting is to vote on the proposed plan to dissolve AHI. The proxy statement included in the shareholder materials describes the dissolution and provides important information you should consider when deciding how to vote. Pages one to three of the proxy summarize key information relating to the dissolution proposal.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE DISSOLUTION.

AHI is a holding company. Its principal asset is AWI. As part of the resolution of AWI's Chapter 11 case, the stock in AWI held by AHI is being cancelled. New AWI stock is being issued to our creditors as part of the POR. Also under the POR, AHI will receive warrants to buy stock in the reorganized AWI. We plan to distribute the warrants to the AHI shareholders, to the extent allowed by law, as part of dissolving AHI. AHI shareholders are being asked to approve that dissolution.

Shareholders do not need to attend the meeting to vote. The meeting is expected to be brief, and the agenda will deal only with the proposal to dissolve AHI. If you have any questions, please refer to the proxy statement or call Investor Relations at 717-396-5454.

DETAILED VERSION

Armstrong employees and retirees who are shareholders of ARMSTRONG HOLDINGS INC.
(AHI) have been receiving information about a special meeting of its shareholders in New York on December 3. That meeting has been called to vote on the dissolution (winding-up) of AHI. The shareholder package includes a proxy statement, proxy card and a booklet on the Plan of Reorganization ("POR") for ARMSTRONG WORLD INDUSTRIES, INC. ("AWI"). A summary of key information about the dissolution of AHI can be found in the proxy statement, including questions and answers, on pages 1 to 3.

(If you hold stock in more than one account, such as through a broker as well as through the 401k plan, you may receive more than one copy of these materials. Please vote each proxy card you receive.)

THE BOARD OF DIRECTORS AND MANAGEMENT ENCOURAGE YOU TO PROMPTLY VOTE EACH PROXY CARD YOU RECEIVE "FOR" THE DISSOLUTION OF AHI.

AHI is the parent company of AWI, and is a "holding" corporation, which means it has no business operations itself. Like other "holding" companies, AHI simply holds stock, in this case the stock of AWI.

AWI (or one of its subsidiaries) is our employer. AWI has negotiated the Chapter 11 POR with its creditors, but under that POR, AWI will continue to operate basically as it does currently. The vote on the proposal to wind up AHI will not affect AWI's employment, pension or benefits obligations to employees and retirees.

Also note that a vote on AHI' dissolution is not a vote on AWI's POR. A vote for or against the dissolution will not affect whether the POR is approved.

AWI's POR provides, among other things, that AWI will issue new stock to its creditors to help satisfy its bankruptcy obligations. At that point, AWI will cease to be a subsidiary of AHI, and will be owned by its former creditors.

When that happens, AHI will have no reason to continue to exist. Under the POR, AHI will receive warrants to buy 5% of the new stock of "reorganized" AWI. It is not sensible for AHI to continue to exist simply as the owner of warrants, so the Board of Directors recommends that AHI be dissolved and the warrants be distributed to its shareholders.

This dissolution of AHI requires approval by its shareholders. Accordingly, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE DISSOLUTION. That will allow distribution of the warrants to shareholders to the extent permitted by law.

As mentioned above, the vote either way on the dissolution will not affect any employment or retirement benefits of AWI employees.

If shareholders vote against the dissolution, AHI will still get the warrants, but will not be in a position to distribute them to its shareholders for some undetermined time. It will still have no reason to continue its existence, and would have to determine another way to wind up, but may have tax or other liabilities that arise in the interim. AWI will no longer be obligated to bear its wind-up expenses. In the meantime, AHI may be liable to pay taxes, legal fees, and possibly other costs. The only way we can anticipate AHI being able to pay those costs would be through selling some of the warrants that otherwise would go to shareholders. Ultimately, any remaining warrants may still get to shareholders despite a "No" vote on AHI's dissolution, but the process, timing and cost of that, and the number of residual warrants distributed to shareholders, are not known at this point.

Shareholders are urged to promptly vote "FOR" the dissolution on all proxy cards they receive. Shareholders need not attend the December 3 meeting in New York to vote. They are free to attend if they wish, but the meeting is expected to be brief, and will deal only with the proposal to dissolve AHI. If you have any questions, please refer to the proxy statement or call Investor Relations at 717-396-5454.